UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

NIAGEN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 600, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAGE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On February 26, 2026, Niagen Bioscience, Inc. (the “Company”) issued a press release announcing the sale of its analytical reference standards and services business. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 24, 2026, ChromaDex, Inc. and ChromaDex Analytics, Inc., each a wholly-owned subsidiary of the Company, and the Company, as guarantor of certain provisions (together with ChromaDex, Inc. and ChromaDex Analytics, Inc., the “Sellers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with VHG Labs, Incorporated, part of LGC Group (the “Buyer”), pursuant to which the Sellers agreed to sell substantially all of the assets comprising the Sellers’ analytical reference standards and services business in an all-cash transaction, subject to customary adjustments (the “Transaction”). The divestiture is part of the Company’s previously announced strategy to exit non-core activities and focus on its NAD+ science platform, intellectual property, and commercial growth initiatives. The Transaction closed the same day the Purchase Agreement was signed. In connection with the Transaction, the parties also entered into a transition services agreement pursuant to which the Sellers will provide certain operational and administrative services to the Buyer for a period of up to six months following the closing. The Sellers will receive a service fee for such services, which will be recognized as the services are performed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIAGEN BIOSCIENCE, INC.

Dated: February 26, 2026	By:	/s/ Ozan Pamir
Name: Ozan Pamir
Chief Financial Officer
(principal financial officer and duly authorized on behalf of the registrant)